Exhibit 10.2

EXECUTION VERSION

INCREMENTAL AMENDMENT dated as of May 8, 2013 (this “Amendment”), among ASC ACQUISITIONS LLC, a Delaware limited liability company (“Holdings”), SURGICAL CARE AFFILIATES, LLC, a Delaware limited liability company (the “Borrower”), the INCREMENTAL LENDERS (as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 29, 2007, as amended and restated as of June 30, 2011 (the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the Incremental Lenders provide Incremental Term Loans (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Credit Agreement (as amended hereby)) to the Borrower under the Credit Agreement in an aggregate principal amount equal to $390,000,000, with $225,000,000 of such amount to be funded on the Class C Incremental Term Effective Date and $165,000,000 of such amount to be funded on or prior to the Deferred Funding Termination Date.

C. The Incremental Lenders are willing to provide the Incremental Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein.

D. J.P. Morgan Securities LLC, Barclays Bank PLC, Goldman Sachs Bank USA and Citigroup Global Markets Inc. will act as exclusive co-lead arrangers and co-bookrunners in respect of the Incremental Term Loans specified herein (in such capacities, collectively, the “Arrangers”), and TPG Capital BD, LLC will act as an exclusive co-lead arranger in respect of the Incremental Term Loans specified herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Transaction Costs” means all fees, costs and expenses incurred or payable by Holdings, the Borrower or any Subsidiary in connection with the Amendment Transactions.

“Amendment Transactions” means (a) the execution and delivery of this Amendment by each Person party hereto, the satisfaction and/or waiver of the conditions to the effectiveness hereof and the consummation of the transactions contemplated hereby (including the borrowing of the Initial Class C Incremental Term Loans and the Deferred Funding Class C Incremental Term Loans), (b) the Existing Debt Refinancing and (c) the payment of Amendment Transaction Costs.

“Class C Incremental Term Effective Date” means the date on which all the conditions set forth or referred to in Section 14 hereof shall have been satisfied (or waived by each of the Incremental Lenders).

“Class C Incremental Term Commitment” means an Initial Class C Incremental Term Commitment or a Deferred Funding Class C Incremental Term Commitment.

“Class C Incremental Term Loan” means any loan made by an Incremental Lender pursuant to Section 2 hereof.

“Deferred Funding Class C Incremental Term Commitment” means, with respect to each Incremental Lender, the commitment of such Incremental Lender to make a Deferred Funding Class C Incremental Term Loan hereunder on or prior to the Deferred Funding Termination Date, expressed as an amount representing the maximum principal amount of the Deferred Funding Class C Incremental Term Loans to be made by such Incremental Lender hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Incremental Lender pursuant to Section 10.07 of the Credit Agreement. The initial amount of each Incremental Lender’s Deferred Funding Class C Incremental Term Commitment is set forth on Schedule 1 hereto or in the Assignment and Assumption pursuant to which such Incremental Lender shall have assumed its Deferred Funding Class C Incremental Term Commitment. The aggregate principal amount of the Deferred Funding Class C Incremental Term Commitments of all Incremental Lenders as of the date of this Amendment is $165,000,000.

“Deferred Funding Class C Incremental Term Loan” means a loan made by an Incremental Lender pursuant to Section 2(b) hereof.

“Deferred Funding Date” has the meaning assigned to such term in Section 3 hereof.

“Deferred Funding Termination Date” means July 31, 2013.

“Deferred Funding Ticking Fee” has the meaning assigned to such term in Section 3 hereof.

“Existing Debt Refinancing” means (a) the prepayment in full of the outstanding principal amount of the Class A Term Loans and the Class A Incremental Term Loans (together with any accrued but unpaid interest and fees thereon) and (b) the redemption in full of the outstanding principal amount of the Senior Notes (together with any accrued but unpaid interest and fees thereon).

“Incremental Lenders” means the Persons listed on Schedule 1 hereto and their respective successors and assigns as permitted under the Credit Agreement.

“Initial Class C Incremental Term Commitment” means, with respect to each Incremental Lender, the commitment of such Incremental Lender to make an Initial Class C Incremental Term Loan hereunder on the Class C Incremental Term Effective Date, expressed as an amount representing the maximum principal amount of the Initial Class C Incremental Term Loans to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto. The aggregate principal amount of the Initial Class C Incremental Term Commitments of all Incremental Lenders as of the date of this Amendment is $225,000,000.

“Initial Class C Incremental Term Loan” means a loan made by an Incremental Lender pursuant to Section 2(a) hereof.

SECTION 2. Commitment; Use of Proceeds. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement (including Section 2.02 thereof), each Incremental Lender severally agrees to make to the Borrower an Initial Class C Incremental Term Loan in a single loan on the Class C Incremental Term Effective Date in a principal amount not exceeding such Incremental Lender’s Initial Class C Incremental Term Commitment. Unless previously terminated, the Initial Class C Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the date of initial funding of the Initial Class C Incremental Term Loans. Notwithstanding anything to the contrary contained herein, the funded portion of each Initial Class C Incremental Term Loan (i.e., the amount advanced in cash to the Borrower on the Class C Incremental Term Effective Date) shall be equal to 99.75% of the principal amount of such Initial Class C Incremental Term Loan (it being agreed that the Borrower shall be obligated to repay 100.00% of the principal amount of each such Initial Class C Incremental Term Loan, the Initial Class C Incremental Term Loans shall amortize based on 100.00% of the principal amount of each Initial Class C Incremental Term Loan and interest shall accrue on 100.00% of the principal amount of each such Initial Class C Incremental Term Loan, in each case as provided herein and in the Credit Agreement as amended hereby).

(b) Subject to the terms and conditions set forth herein and in the Credit Agreement (including Section 2.02 thereof), each Incremental Lender severally agrees to make to the Borrower a Deferred Funding Class C Incremental Term Loan in a single loan on or prior to the Deferred Funding Termination Date in a principal amount not exceeding such Incremental Lender’s Deferred Funding Class C Incremental Term Commitment. Unless previously terminated, the Deferred Funding Class C Incremental

Term Commitments shall terminate at 5:00 p.m., New York City time, on the earlier to occur of (i) the date of the initial funding of the Deferred Funding Class C Incremental Term Loans and (ii) the Deferred Funding Termination Date. Notwithstanding anything to the contrary contained herein, (a) the funded portion of each Deferred Funding Class C Incremental Term Loan (i.e., the amount advanced in cash to the Borrower on the Deferred Funding Date) shall be equal to 99.75% of the principal amount of such Deferred Funding Class C Incremental Term Loan (it being agreed that the Borrower shall be obligated to repay 100.00% of the principal amount of each such Deferred Funding Class C Incremental Term Loan, the Deferred Funding Class C Incremental Term Loans shall amortize based on 100.00% of the principal amount of each Deferred Funding Class C Incremental Term Loan and interest shall accrue on 100.00% of the principal amount of each such Deferred Funding Class C Incremental Term Loan, in each case as provided herein and in the Credit Agreement as amended hereby) and (b) no assignment by JPMorgan Chase Bank, N.A., in its capacity as an Incremental Lender in respect of the Deferred Funding Class C Incremental Term Commitments, of any Deferred Funding Class C Incremental Term Commitments shall become effective prior to the initial funding of the Deferred Funding Class C Incremental Term Loans on the Deferred Funding Date.

(c) Notwithstanding anything herein or in the Credit Agreement to the contrary, upon the funding of the Deferred Funding Class C Incremental Term Loans, (w) all accrued but unpaid interest on the Initial Class C Incremental Term Loans shall be paid in full in accordance with the terms of the Credit Agreement (as amended hereby), (x) the Deferred Funding Class C Incremental Term Loans shall be allocated ratably to the remaining portion of each Interest Period then applicable to the Initial Class C Incremental Term Loans based on the allocation of the Initial Class C Incremental Term Loans to such Interest Periods at such time, (y) the Deferred Funding Class C Incremental Term Loans and the Initial Class C Incremental Term Loans shall thereafter be deemed to comprise the same Class of Term Loans and (z) the Incremental Lenders with respect to the Deferred Funding Class C Incremental Term Loans and the Initial Lenders with respect to the Initial Class C Incremental Term Loans shall thereafter be deemed to comprise the same Class of Lenders.

(d) Amounts borrowed under this Section 2 and repaid or prepaid may not be reborrowed. Class C Incremental Term Loans may be Base Rate Loans or LIBOR Loans, as further provided in the Credit Agreement.

(e) The Borrower shall use the proceeds of (i) the Initial Class C Incremental Term Loans to prepay in full, on the Class C Incremental Term Effective Date, the outstanding principal amount of the Class A Term Loans and the Class A Incremental Term Loans (together with any accrued but unpaid interest and fees thereon) and to pay Amendment Transaction Costs and (ii) the Deferred Funding Class C Incremental Term Loans to redeem in full the outstanding principal amount of the Senior Notes (together with any accrued but unpaid interest and fees thereon), to pay Amendment Transaction Costs and for use in working capital and general corporate purposes or to finance acquisitions that are permitted under the Credit Agreement.

(f) Notwithstanding anything herein (including Sections 2(a) and 2(e) hereof) or in the Credit Agreement to the contrary, (i) each Incremental Lender holding Class A Term Loans or Class A Incremental Term Loans immediately prior to the Class C Incremental Term Effective Date (each such Incremental Lender, an “Existing Lender”) shall be deemed to have made to the Borrower an Initial Class C Incremental Term Loan on the Class C Incremental Term Effective Date in an amount (such Existing Lender’s “Cashless Roll Amount”) equal to the lesser of (A) the aggregate principal amount of the Class A Term Loans and Class A Incremental Term Loans held by such Existing Lender immediately prior to the Class C Incremental Term Effective Date (such Existing Lender’s “Existing Term Loan Amount”) and (B) such Existing Lender’s Initial Class C Incremental Term Commitment; provided that if such Existing Lender’s Initial Class C Incremental Term Commitment exceeds such Existing Lender’s Existing Term Loan Amount, then such Existing Lender shall be required to make an Initial Class C Incremental Term Loan to the Borrower on the Class C Incremental Term Effective Date in accordance with Section 2(a) hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall be deemed to have prepaid, on the Class C Incremental Term Effective Date, an amount of the Class A Term Loans and Class A Incremental Term Loans of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Existing Term Loan Amount and (B) such Existing Lender’s Initial Class C Incremental Term Commitment; provided that (1) if such Existing Lender’s Existing Term Loan Amount exceeds such Existing Lender’s Initial Class C Incremental Term Commitment, then the Borrower shall be required to prepay in full, on Class C Incremental Term Effective Date in accordance with Section 2(e) hereof, the outstanding principal amount of the Class A Term Loans and the Class A Incremental Term Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Class C Incremental Term Effective Date, all accrued but unpaid interest fees on the outstanding principal amount of the Class A Term Loans and Class A Incremental Term Loans of such Existing Lender immediately prior to the Class C Incremental Term Effective Date. The Borrower shall pay to the Administrative Agent on the Class C Incremental Term Effective Date, for the account of each Existing Lender, an upfront fee equal to 0.25% of such Existing Lender’s Cashless Roll Amount.

SECTION 3. Deferred Funding Ticking Fee. The Borrower hereby agrees to pay to the Administrative Agent for the account of each Incremental Lender having a Deferred Funding Class C Incremental Term Commitment a ticking fee (the “Deferred Funding Ticking Fee”), which shall accrue at a rate per annum equal to 50% of the Applicable Rate (determined on the Deferred Funding Date, as defined below) in respect of the Deferred Funding Class C Incremental Term Loans applicable to LIBOR Loans, on the average daily amount of the Deferred Funding Class C Incremental Term Commitments of such Incremental Lender during the period from and including the date that is fourteen days after the Class C Incremental Term Effective Date to but excluding the date of borrowing of the Deferred Funding Class C Term Loans (such date, the “Deferred Funding Date”). Accrued ticking fees shall be payable in arrears on the Deferred Funding Date (it being understood that the Deferred Funding Ticking Fee shall not be payable if the Deferred Funding Date does not occur). The Deferred Funding Ticking Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

SECTION 4. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Class C Incremental Term Amendment” means the Incremental Amendment dated as of May 8, 2013, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Class C Incremental Term Commitment” has the meaning specified in Section 1 of the Class C Incremental Term Amendment.

“Class C Incremental Term Effective Date” has the meaning specified in Section 1 of the Class C Incremental Term Amendment.

“Class C Incremental Term Lender” means, at any time, each Lender that has a Class C Incremental Term Commitment or Class C Incremental Term Loan at such time.

“Class C Incremental Term Loan” means a Loan made pursuant to Section 2 of the Class C Incremental Term Amendment.

“Deferred Funding Date” has the meaning specified in Section 1 of the Class C Incremental Term Amendment.

(b) The definition of the term “Aggregate Commitments” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “and the total Class A Incremental Term Commitments” with the text “, the total Class A Incremental Term Commitments and the total Class C Incremental Term Commitments”.

(c) The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately after clause (a) of such definition; (ii) replacing the period at the end of clause (b) of such definition with the text “; and”; and (iii) inserting the following new clause (c) in appropriate alphabetical order in such definition:

(c) in the case of Class C Incremental Term Loans, the following percentages per annum, based upon the Total Leverage Ratio:

Pricing Level	Total Leverage Ratio	LIBOR Rate	Base Rate
1	> 4.25 to 1.0	3.25%	2.25%
2	< 4.25 to 1.0	3.00%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that, at the option of the Required Lenders, the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

(d) The definition of the term “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the proviso in such definition in its entirety with the following text:

provided that (i) in the case of Class A Incremental Term Loans, if at any time the Base Rate is less than 2.50%, then the Base Rate shall be deemed at such time to be equal to 2.50% and (ii) in the case of Class C Incremental Term Loans, if at any time the Base Rate is less than 2.00%, then the Base Rate shall be deemed at such time to be equal to 2.00%

(e) The definition of the term “Borrowing” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “or a Class A Incremental Term Borrowing” with the text “, a Class A Incremental Term Borrowing or a Class C Incremental Term Borrowing”.

(f) The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following text:

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Class A Revolving Credit Lenders, Class B Revolving Credit Lenders, Class A Term Lenders, Class B Term Lenders, Class A Incremental Term Lenders or Class C Incremental Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Class A Revolving Credit Commitments, Class B Revolving Credit Commitments, Class A Incremental Term Commitments or Class C Incremental Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Class A Revolving Credit Loans, Class B Revolving Credit Loans, Class A Term Loans, Class B Term Loans, Class A Incremental Term Loans or Class C Incremental Term Loans.

(g) The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “or a Class A Incremental Term Commitment” in such definition with the text “, a Class A Incremental Term Commitment or a Class C Incremental Term Commitment”.

(h) The definition of the term “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “Class C Incremental Term Loans,” immediately after the text “Class A Incremental Term Loans,” in such definition.

(i) The definition of the term “Disqualified Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Class A Incremental Term Loans” in such definition with the text “Class C Incremental Term Loans”.

(j) The definition of the term “Facility” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “and the Class A Incremental Term Loans” in such definition with the text “, the Class A Incremental Term Loans and the Class C Incremental Term Loans”.

(k) The definition of the term “LIBOR” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence of such definition in its entirety with the following text:

Notwithstanding the foregoing and solely for purposes of calculating interest payable in respect of (x) Class A Incremental Term Loans, if at any time LIBOR is less than 1.50%, then LIBOR shall be deemed at such time to be equal to 1.50% and (y) Class C Incremental Term Loans, if at any time LIBOR is less than 1.00%, then LIBOR shall be deemed at such time to be equal to 1.00%.

(l) The definition of the term “Loan” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “or a Class A Incremental Term Loan” in such definition with the text “, a Class A Incremental Term Loan or a Class C Incremental Term Loan”.

(m) The definition of the term “Permitted Subordinated Notes” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Class A Incremental Term Loans” in such definition with the text “Class C Incremental Term Loans”.

(n) The definition of the term “Pro Rata Share” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (b) of the second sentence of such definition in its entirety with the following text:

(b) in the case of the Term Loans, the numerator of which is the aggregate principal amount of the Class A Term Loans, Class B Term Loans or Class C Incremental Term Loans held by such Lender at such time, as the case may be, and the denominator of which is the sum of the aggregate principal amount of all Class A Term Loans outstanding at such time plus the aggregate principal amount of all Class B Term Loans outstanding at such time plus the aggregate principal amount of all Class C Incremental Term Loans outstanding at such time

(o) The definition of the term “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “and unused Class C Incremental Term Commitments” immediately after the text “unused Term Commitments” in clause (b) of such definition and (ii) inserting the text “, unused Class C Incremental Term Commitments” immediately after the text “unused Term Commitments” in the proviso of such definition.

(p) The definition of the term “Term Borrowing” in Section 1.01 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following text:

“Term Borrowing” means a borrowing consisting of Class A Term Loans, Class B Term Loans or Class C Incremental Term Loans, each of the same Type and, in the case of LIBOR Loans, having the same Interest Period made by each of the Class A Term Lenders or Class B Term Lenders pursuant to Section 2.01(a) or by the Class C Incremental Term Lenders pursuant to Section 2 of the Class C Incremental Term Amendment, as applicable.

(q) The definition of the term “Term Lender” is hereby amended by replacing such definition in its entirety with the following text:

“Term Lender” means, at any time, any Lender that has a Class A Term Loan, a Class B Term Loan or a Class C Incremental Term Loan.

(r) The definition of the term “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following text:

“Term Loan” means the Class A Term Loans, the Class B Term Loans and the Class C Incremental Term Loans, as the context may require.

SECTION 5. Amendments to Section 2.02(a). Section 2.02(a) of the Credit Agreement is hereby amended by inserting the text “, Class C Incremental Term Loans” immediately after each occurrence of the text “Class A Incremental Term Loans” in such Section.

SECTION 6. Amendments to Section 2.02(e). Section 2.02(e) of the Credit Agreement is hereby amended by inserting the text “, Class C Incremental Term Loans” immediately after the text “Class A Incremental Term Loans” in such Section.

SECTION 7. Amendments to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended as follows:

(a) by adding the text “, Class C Incremental Term Loans” immediately after the text “Class A Incremental Term Loans” in paragraph (i) of such Section; and

(b) by replacing the text “Sections 2.07(a) and (b)” in paragraph (iv) of such Section with the text “Sections 2.07(a), (b) and (e)”.

SECTION 8. Amendments to Section 2.05(b). Section 2.05(b) of the Credit Agreement is hereby amended by replacing each occurrence of the text “Term Loans and Class A Incremental Term Loans” in such Section with the text “Term Loans”.

SECTION 9. Amendments to Section 2.05(d). Section 2.05(d) of the Credit Agreement is hereby amended as follows:

(a) by replacing the title of such Section in its entirety with the text “Class C Incremental Facility Call Protection”;

(b) by replacing the lead-in to such Section in its entirety with the text “In the event that on or prior to the date that is six months after the Class C Incremental Term Effective Date:”;

(c) by replacing each occurrence of the text “Class B Term Loans or Class A Incremental Term Loans” in such Section with the text “Class C Incremental Term Loans”;

(d) by replacing the text “or upon satisfaction of any condition could be” in clause (i) of such Section with the text “or, as a result of the applicability of an amended pricing grid, could be”;

(e) by replacing the parenthetical in clause (1)(a)(x) of the last paragraph of such Section with the text “(which, in the case of the Class C Incremental Term Loans, shall mean 1.00% per annum)”; and

(f) by replacing the text “Class A Incremental Term Loans” in the parenthetical in clause (2) of the last paragraph of such Section with the text “Class C Incremental Term Loans”.

SECTION 10. Amendment to Section 2.05(e). Section 2.05(e) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following text:

(e) Sharing of Prepayments. Notwithstanding the foregoing, (i) all mandatory prepayments of Term Loans shall, subject to clause (vi) of Section 2.05(b), be paid to the Term Lenders for prepayment of their Term Loans in accordance with their respective Pro Rata Shares and (ii) solely for the purposes of clause (i) of this Section 2.05(e), the Term Lenders’ Pro Rata Shares as of any date shall be determined as if the references in the definition of the term “Pro Rata Share” to Facility were instead references to the Class A Term Loans, Class B Term Loans, Class A Incremental Term Loans and Class C Incremental Term Loans, which shall be treated as a single Facility for this purpose.

SECTION 11. Amendment to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by adding the following new paragraph (e) to such Section:

(e) Class C Incremental Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Class C Incremental Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2013, an aggregate principal amount equal to 0.25% of the sum of (x) the aggregate principal amount of all Class C Incremental Term Loans outstanding on the Class C Incremental Term Effective Date and (y) the aggregate principal amount of all Class C Incremental Term Loans, if any, made on the Deferred Funding Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Incremental Term Loan Maturity Date, the aggregate principal amount of all Class C Incremental Term Loans outstanding on such date.

SECTION 12. Amendment to Section 2.14. Section 2.14 of the Credit Agreement is hereby amended by replacing the text “the Term Loans and the Class A Incremental Term Loans” in such Section with the text “the Term Loans”.

SECTION 13. Amendment to Exhibit E. Exhibit E to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto.

SECTION 14. Conditions Precedent to Initial Class C Incremental Term Loans. The obligations of the Incremental Lenders to make the Initial Class C Incremental Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived by each of the Incremental Lenders then having an Initial Class C Incremental Term Commitment):

(a) The Administrative Agent (or, in the case of clause (ii) below, its counsel) shall have received (i) from the Borrower, at or prior to the time required by Section 2.02 of the Credit Agreement, a Committed Loan Notice with respect to the Borrowing of the Initial Class C Incremental Term Loans pursuant to which the Borrower agrees that the provisions of Section 3.05 of the Credit Agreement shall apply to any failure by the Borrower to borrow the Initial Class C Incremental Term Loans on the Class C Incremental Term Effective Date and (ii) from each party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission (including Adobe pdf file) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received an opinion from Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, substantially in the form of Exhibit B-1, and an opinion from Bradley Arant Boult Cummings LLP substantially in the form of Exhibit B-2.

(c) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and any other Loan Documents to which such Loan Party is a party or is to be a party to be signed on or after the Class C Incremental Term Effective Date.

(d) On the Class C Incremental Term Effective Date, immediately after giving effect to the funding of the Initial Class C Incremental Term Loans and the application of the proceeds therefrom, the Borrower and the Restricted Subsidiaries shall be in compliance with the Senior Secured Leverage Ratio Incurrence Test.

(e) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Class C Incremental Term Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f) No Default shall exist or would result from the making of the Initial Class C Incremental Term Loans or from the application of the proceeds therefrom.

(g) All fees and expenses required to be paid hereunder (or under any other agreement entered into by the Administrative Agent, any Arranger, TPG Capital BD, LLC or any of their respective Affiliates) and invoiced at least three (3) Business Days prior to the Class C Incremental Term Effective Date shall have been paid in full in cash.

(h) The Arrangers shall have received on or prior to the Class C Incremental Term Effective Date all documentation and other information reasonably requested in writing by them at least five Business Days prior to the Class C Incremental Term Effective Date in order to allow the Arrangers, the Agents and the Incremental Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(i) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Amendment Transactions to occur on the Class C Incremental Term Effective Date.

(j) Each Loan Party shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Collateral Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

The Request for Credit Extension under Section 14(a)(i) hereof shall be deemed to be a representation and warranty that the conditions specified in Sections 14(e) and 14(f) hereof have been satisfied on and as of the Class C Incremental Term Effective Date.

SECTION 15. Conditions Precedent to Deferred Funding Class C Incremental Term Loans. The obligations of the Incremental Lenders to make the Deferred Funding Class C Incremental Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived by each of the Incremental Lenders then having a Deferred Funding Class C Incremental Term Commitment):

(a) The Class C Incremental Term Effective Date shall have occurred.

(b) The Administrative Agent shall have received from the Borrower, at or prior to the time required by Section 2.02 of the Credit Agreement, a Committed Loan Notice with respect to the Borrowing of the Deferred Funding Class C Incremental Term Loans pursuant to which the Borrower agrees that the provisions of Section 3.05 of the Credit Agreement shall apply to any failure by the Borrower to borrow the Deferred Funding Class C Incremental Term Loans on the Deferred Funding Date.

(c) On the Deferred Funding Date, immediately after the funding of the Deferred Funding Class C Incremental Term Loans and the application of the proceeds therefrom, the Borrower and the Restricted Subsidiaries shall be in compliance with the Senior Secured Leverage Ratio Incurrence Test.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Deferred Funding Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(e) No Default shall exist or would result from the making of the Deferred Funding Class C Incremental Term Loans or from the application of the proceeds therefrom.

(f) The Deferred Funding Ticking Fee shall have been paid in full in cash.

(g) The Arrangers shall have received on or prior to the Deferred Funding Date all documentation and other information reasonably requested in writing by them at least five Business Days prior to the Deferred Funding Date in order to allow the Arrangers, the Agents and the Incremental Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(h) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Amendment Transactions to occur on the Deferred Funding Date.

The Request for Credit Extension under Section 15(b) hereof shall be deemed to be a representation and warranty that the conditions specified in Sections 15(d) and 15(e) hereof have been satisfied on and as of the Deferred Funding Date.

SECTION 16. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders (including the Incremental Lenders) that:

(a) Each of Holdings and the Borrower has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment and to effect the Amendment Transactions.

(b) The Amendment Transactions to be entered into by each of Holdings and the Borrower have been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

SECTION 17. Effectiveness; Amendments. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment (including via facsimile or electronic transmission (including Adobe pdf copy)) that, when taken together, bear the signatures of Holdings, the Borrower and the Incremental Lenders set forth on Schedule 1 hereto. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and each Incremental Lender.

SECTION 18. Incremental Lenders. Each Person that is an assignee with respect to a Deferred Funding Class C Incremental Term Commitment pursuant to Section 10.07 of the Credit Agreement shall automatically become a party to this Amendment and shall be an “Incremental Lender” for all purposes hereof with respect to Deferred Funding Class C Incremental Term Commitments.

SECTION 19. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the L/C Issuer, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Amendment”, the Class C Incremental Term Effective Date shall constitute an “Incremental Facility Closing Date”, each Class C Incremental Term Loan shall constitute an “Incremental Term Loan” and each Incremental Lender shall constitute a “Lender”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 20. APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 21. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission (including Adobe pdf copy) shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 22. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.

SECTION 23. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 24. Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ASC ACQUISITION LLC,

By	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President and Secretary

SURGICAL CARE AFFILIATES, LLC, as Borrower,

By	/s/ Rich Sharff
Name: Rich Sharff
Title: Executive Vice President, General Counsel and Secretary

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent,

By	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Pacifica CDO V LTD

By: Alcentra NY, LLC, as investment advisor

by	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

by	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Veritas CLO II, LTD

By: Alcentra NY, LLC, as investment advisor

by	/s/ Josephine Shin
Name: Josephine Shin
Title Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Westwood CDO I LTD

By:	Alcentra NY, LLC, as investment advisor

by	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Westwood CDO II LTD

By:	Alcentra NY, LLC, as investment advisor

by	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ARES XVI CLO LTD.

By: ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Ares NF CLO XIV Ltd

By: Ares Management, LLC as Collateral Manager

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Ares NF CLO XV Ltd

By: Ares Management, LLC, As Collateral Manager

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

GLOBAL LOAN OPPORTUNITY FUND B.V

By: ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BABSON CLO LTD. 2005-III CLEAR LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

by	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

SC PRO LOAN II LIMITED SWISS CAPITAL PRO LOAN III PLC
By: Babson Capital Management LLC as Sub-Manager

by	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Black Diamond CLO 2006-1 (Cayman) LTD.

By: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

by	/s/ Benjamin Yang
Name: Benjamin Yang
Title: Associate

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CIFC Funding 2006-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ColumbusNova CLO Ltd. 2006-I

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ColumbusNova CLO Ltd. 2006-II

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ColumbusNova CLO Ltd. 2007-I

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Hewett’s Island CLO II, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Hewett’s Island CLO V, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Hewett’s Island CLO VI, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Marquette Park CLO Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as
sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MADISON PARK FUNDING VIII, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

by	/s/ Thomas Flannery
Name: Thomas Flannery Title:

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: RAYTHEON MASTER PENSION TRUST By: Credit Suisse Asset Management, LLC, as investment manager

by	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: APIDOS CDO IV By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ACA CLO 2006-2 LTD By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: SHASTA CLO I LTD By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: SIERRA CLO II LTD By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: APIDOS CDO II By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: APIDOS CLO VIII By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: APIDOS CLO X By: Its Collateral Manager CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ACA CLO 2006-1 LTD By: Its Investment Advisor CVC Credit Partners, LLC

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: SAN GABRIEL CLO I LTD By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

by	/s/ Jennifer Patrickakos
Name: Jennifer Patrickakos Title: VP

For any Lender requiring a second signature line:

by	N/A
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: First Trust Senior Floating Rate Income Fund II By: First Trust Advisors L.P., its investment manager

by	/s/ Scott Fries
Name: Scott Fries Title: Vice President

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Riverside Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

by	/s/ Dan Smith
Name: Dan Smith Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager
ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

by	/s/ Stan Zou
Name: Stan Zou Title: Vice President

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: CoLTS 2007-1 LTD.
By:	Structured Asset Investors, LLC, as Collateral Manager
By:	Ivy Hill Asset Management, L.P., as Submanager

By:	/s/ Ryan Cascade

Name:	Ryan Cascade
Title:	Duly Authorized Signatory

EMPORIA PREFERRED FUNDING II, LTD.
By:	Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade

Name:	Ryan Cascade
Title:	Duly Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD.
By:	Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade

Name:	Ryan Cascade
Title:	Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED
By:	Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Ryan Cascade

Name:	Ryan Cascade
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Ryan Cascade

Name:	Ryan Cascade
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: JPMORGAN CHASE BANK, N.A.

by	/s/ Andrew C. Faherty
Name: Andrew C. Faherty Title: Authorized Signatory

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: LCM IV, Ltd.
By:	LCM Asset Management LLC As Collateral Manager

by	/s/ Sophie A. Venon
Name: Sophie A. Venon Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: LCM V, Ltd.
By:	LCM Asset Management LLC As Collateral Manager

by	/s/ Sophie A. Venon
Name: Sophie A. Venon Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: LCM VI, Ltd.
By:	LCM Asset Management LLC As Collateral Manager

by	/s/ Sophie A. Venon
Name: Sophie A. Venon Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name: Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LCM VIII Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager

by	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LCM IX Limited Partnership
By:	LCM Asset Management LLC As Collateral Manager

by	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

New York Life Insurance Company (Guaranteed Products)

By: MacKay Shields LLC, as Investment Adviser and not individually

/s/ Dan Roberts
Name: Dan Roberts
Title: Senior Managing Director

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

New York Life Insurance Company, GP - Portable Alpha

By: MacKay Shields LLC, as Investment Adviser and not individually

/s/ Dan Roberts
Name: Dan Roberts
Title: Senior Managing Director

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Venture V CDO Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Venture VII CDO Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Venture IX CDO, Limited

By: its investment advisor, MJX Asset Management LLC

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Muzinich & Co (Ireland) Limited for the account of Muzinich Loan Fund Plus

by	/s/ Michael Ludwig
Name: Michael Ludwig
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Virtus Senior Floating Rate Fund

by	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

SILVERADO CLO 2006-II LIMITED

By:	New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

by	/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Senior Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust PPM America, Inc., as sub-advisor

by	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as Investment Manager

by	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT

TO THE SURGICAL CARE AFFILIATES, LLC

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ILLINOIS STATE BOARD OF INVESTMENT

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

by	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SCHEDULE 1

Incremental Lenders

Initial Class C Incremental Term Commitments

Name	Initial Class C Incremental Term Commitment
ARES MANAGEMENT LLC (AS AGT)	$17,885,035.99
ING INVESTMENT MANAGEMENT LLC AS AGT	$19,431,412.21
GSO CAPITAL PARTNERS LP	$2,706,799.82
DEERFIELD CAPITAL MANAGEMENT LLC	$12,575,986.90
CREDIT SUISSE ASSET MANAGEMENT LLC AS AGT	$11,529,500.46
APIDOS CAPITAL MANAGEMENT LLC	$10,594,887.41
BABSON CAPITAL MANAGEMENT LLC AS AGENT	$4,931,710.52
BDCM FUND ADVISER LLC	$4,912,500.00
ALCENTRA INC	$6,521,790.35
MJX ASSET MANAGEMENT LLC	$3,752,645.48
JPMORGAN CHASE BANK NATIONAL ASSOCIATION	$112,568,279.82
LYON CAPITAL MANAGEMENT	$4,912,500.00
FIRST TRUST ADVISORS L P AS AGENT	$1,965,000.00
NEW YORK LIFE INVESTMENT MANAGEMENT ASAGENT	$942,500.00
BLUEMOUNTAIN CAPITAL MANAGEMENT LLC	$2,827,500.00
MCDONNELL INVESTMENT MANAGEMENT LLC ASAGT	$982,500.00
PPM AMERICA INCORPORATED AS AGENT	$491,250.00
NEWFLEET ASSET MANAGEMENT LLC -AS AGENT	$1,473,750.00
SHENKMAN CAPITAL MANAGEMENT INC AS AGENT	$1,885,000.00
MUZINICH & CO INC AS AGENT	$884,201.04
MACKAY SHIELDS LLC AS AGT	$1,225,250.00
Total	$225,000,000.00

Deferred Funding Class C Incremental Term Commitments

Name	Deferred Funding Class C Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$165,000,000.00
Total	$165,000,000.00

EXHIBIT A

Form of Assignment and Assumption

EXHIBIT E

To the Credit Agreement

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011, and as amended as of May 8, 2013 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents, receipt of a copy of which is hereby acknowledged by the Assignee. Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor (the “Assignor”):

2. Assignee (the “Assignee”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3. Borrower:

4. Administrative Agent: JPMorgan Chase Bank, N.A.

5. Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[1]
Class A Revolving Credit Facility	$	$	%
Class B Revolving Credit Facility	$	$	%
Class A Term Loans	$	$	%
Class B Term Loans	$	$	%
Class A Incremental Term Loans	$	$	%
Class C Incremental Term Commitments	$	$	%
Class C Incremental Term Loans	$	$	%

6. Effective Date (the “Effective Date”):

If the Assignee is not a Lender, such Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their respective Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

This Assignment and Assumption is being delivered to the Administrative Agent together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds.

[1]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

[Consented to and]2 Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Consented to]3:

[    ], as a Principal L/C Issuer,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Swing Line Lender[4],

By:
Name:
Title:

[2]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[3]	No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.
[4]	Only required for any assignment of any of the Revolving Credit Facility.

SURGICAL CARE AFFILIATES, LLC[5]

By:
Name:
Title:

[5]

No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee except that the consent of the Borrower shall be required for assignments of Revolving Credit Commitments of either Class and Revolving Credit Loans of either Class to a Lender that is not a Class A Revolving Credit Lender or a Class B Revolving Credit Lender; provided that no such consent of the Borrower shall be required if an insolvency Event of Default or a payment Event of Default has occurred and is continuing.

ANNEX I

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower or any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Loan Documents or (iv) the performance or observance by Holdings, the Borrower or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under the Loan Documents.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (v) if it is a Foreign Lender, attached to

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011, and as amended as of May 8, 2013 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Surgical Care Affiliates, LLC, ASC Acquisition LLC, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), J.P. Morgan Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, and Goldman Sachs Lending Partners LLC as joint lead arrangers and joint bookrunners, Barclays Capital, the investment banking division of Barclays Bank PLC as syndication agent, and General Electric Capital Corporation, Goldman Sachs Bank USA, Natixis and The Royal Bank of Scotland PLC as documentation agents.

this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

EXHIBIT B-1

Form of Opinion of Cleary Gottlieb Steen & Hamilton LLP

The Administrative Agent and the Lenders party on the date hereof to the Incremental Amendment referred to below

Ladies and Gentlemen:

We have acted as special counsel to ASC Acquisition LLC, a Delaware limited liability company (“Holdings”), and Surgical Care Affiliates, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdings (the “Borrower”), in connection with that certain Incremental Amendment, dated as of the date hereof (the “Incremental Amendment”), among the Borrower, Holdings, the Incremental Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent, which, upon satisfaction of the conditions to the effectiveness thereof, amends that certain Amended and Restated Credit Agreement, dated as of June 29, 2007, as amended and restated as of June 30, 2011 (the “Existing Credit Agreement” and, as amended by the Incremental Amendment, the “Amended Credit Agreement”), among the Borrower, Holdings, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Each of the Borrower and Holdings, and each of the subsidiaries of the Borrower listed on Schedule A of the Reaffirmation Agreement (as defined below), are referred to as a “Loan Party” herein, and they are referred to collectively herein as the “Loan Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Incremental Amendment or, if not defined in the Incremental Amendment, the meanings ascribed to them in the Existing Credit Agreement. This opinion letter is furnished pursuant to Section14(b) of the Incremental Amendment.

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	a copy, executed by Holdings and the Borrower, of the Incremental Amendment;

(b)	a copy of the Existing Credit Agreement;

(c)	a copy, executed by Holdings, the Borrower and the subsidiaries of the Borrower listed on Schedule A thereto, of the Reaffirmation Agreement, dated as of the date hereof (the “Reaffirmation Agreement” and, together with the Incremental Amendment, the “Incremental Credit Documents”), among the Borrower, Holdings, the subsidiaries of the Borrower listed therein and JPMorgan Chase Bank, N.A., as the Administrative Agent, Swing Line Lender and L/C Issuer;

(d)	copies of the Security Agreement and the Guaranty (together with the Amended Credit Agreement and the Reaffirmation Agreement, the “Credit Documents”) in the form originally executed; and

(e)	copies of the Senior Notes Indenture and the Senior Subordinated Notes Indenture in the form originally executed.

In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below and have relied on the officer’s certificate of the Borrower attached hereto as Appendix A in connection with the opinion expressed in numbered paragraph 3 below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of each Loan Party in the agreements listed above).

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1. Each of the Incremental Credit Documents has been duly executed and delivered by each Loan Party that is a party thereto under the law of the State of New York.

2. Each of the Credit Documents is a valid, binding and enforceable agreement of each Loan Party that is a party thereto.

3. The execution and delivery of each of the Incremental Credit Documents by each of the Loan Parties that is a party thereto do not, and the performance by each of the Loan Parties of its obligations in any Incremental Credit Document to which it is a party will not, result in a breach of any of the terms and provisions of, or constitute a default under, the Senior Notes Indenture or the Senior Subordinated Notes Indenture.

4. After giving effect to the Incremental Credit Documents, the security interest in the Collateral in favor of the Administrative Agent under Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “NYUCC”) created pursuant to the Security Agreement will be entitled to the same validity and perfection under Article 9 of the NYUCC to which it was entitled immediately prior to giving effect to the Incremental Credit Documents.

5. After giving effect to the Incremental Credit Documents, the Guaranty continues to guarantee the payment of Obligations incurred prior to the effectiveness of the Incremental Amendment with the same effect as was the case prior to the effectiveness of the Incremental Amendment and will guarantee the payment of Obligations incurred under and in connection with the Incremental Credit Documents with the same effect as is applicable to the Obligations incurred immediately prior to giving effect to the Incremental Credit Documents.

In rendering the foregoing opinions, (a) we have assumed that such Loan Party and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to any of the Loan Parties regarding matters of the federal law of the United States of America or the law of the State of New York that in our experience normally would be applicable to general business entities with respect to such agreement or obligation), (b) we have assumed that, except as amended by the Incremental Amendment, the Existing Credit Agreement has not been amended or terminated and is in full force and effect as amended and restated as of June 30, 2011, (c) we have assumed that the Security Agreement, the Guaranty, the Senior Notes Indenture and the Senior Subordinated Notes Indenture have not been amended or terminated and are in full force and effect in the form originally executed and (d) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

In addition, (a) certain of the remedial provisions of the Guaranty and the Security Agreement may be further limited or rendered unenforceable by other applicable laws or judicially adopted principles which, however, in our judgment do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the principal benefits purported to be afforded thereby (except for the economic consequences of procedural or other delay), (b) the waiver of defenses contained in the Guaranty and the Security Agreement may be ineffective to the extent that any such defense involves a matter of public policy under the law of the State of New York, (c) the enforceability of indemnification provisions may be subject to public policy considerations, (d) the enforceability of certain covenants with respect to the Loan Parties contained in the Credit Documents and rights and remedial provisions of the Credit Documents may be subject to consents, approvals, authorizations, registrations and filings with appropriate regulatory authorities, (e) we express no opinion with respect to the enforceability of Section 2.01 of the Guaranty to the effect that the Guarantors are liable as primary rather than as secondary obligors and (f) we express no opinion as to the effect, if any, of ROFR Rights.

With respect to the first sentence of Section 10.15(b) of the Existing Credit Agreement as amended by the Incremental Amendment, Section 6.08(a) of the Security Agreement, Section 4.08(a) of the Guaranty and Section 3.07(b) of the Reaffirmation Agreement, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to any Loan Document or transactions related thereto where jurisdiction based on diversity of citizenship under 28 U.S.C. § 1332 does not exist.

We note that the designation in Section 10.15(b) of the Existing Credit Agreement as amended by the Incremental Amendment, Section 6.08(a) of the Security Agreement, Section 4.08(a) of the Guaranty and Section 3.07(b) of the Reaffirmation Agreement of the United States federal courts for the Southern District of New York as the venue for actions or proceedings relating to any Loan Document or transactions related thereto is (notwithstanding the waivers in Section 10.15(c) of the Existing Credit Agreement as amended by the Incremental Amendment, Section 6.08(a) of the Security

Agreement, Section 4.08(a) of the Guaranty and Section 3.07(b) of the Reaffirmation Agreement) subject to the power of such courts to transfer actions pursuant to 28 U.S.C. § 1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such an action or proceeding.

We express no opinion with respect to the enforceability of the restrictions on assignment contained in Section 10.07 of the Existing Credit Agreement as amended by the Incremental Amendment, Section 6.04 of the Security Agreement and Section 4.04 of the Guaranty.

The foregoing opinions are limited to the federal law of the United States of America and the law of the State of New York.

We are furnishing this opinion letter to you solely for your benefit in your capacity as the Administrative Agent or a Lender, as the case may be, in connection with the Credit Documents. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, a permitted transferee who becomes a party to the Amended Credit Agreement as a Lender thereunder on or prior to the 30th day after the date of this opinion letter. The opinions expressed herein are, however, rendered on and as of the date hereof, and we assume no obligation to advise you or any such transferee or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,
CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:
Laurent Alpert, a Partner

Form of Opinion of Bradley Arant Boult Cummings LLP

To the Administrative Agent and the Lenders party on the date hereof to the Incremental Agreement referred to below

Ladies and Gentlemen:

We have acted as special Alabama counsel to ASC Acquisition LLC, a Delaware limited liability company (“Holdings”), Surgical Care Affiliates, LLC, a Delaware limited liability company (“Borrower”) and the entities named in Schedule I hereto (collectively the “Intermediate Holding Companies”), in connection with that certain Incremental Amendment, dated as of the date hereof (the “Incremental Amendment”), among Holdings, Borrower, the Incremental Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, which, upon satisfaction of the conditions to the effectiveness thereof, amends that certain Amended and Restated Credit Agreement dated as of June 29, 2007, as amended and restated as of June 30, 2011 (the “Existing Credit Agreement” and, as amended by the Incremental Amendment, the “Amended Credit Agreement”), among Holdings, Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Incremental Amendment or, if not defined in the Incremental Amendment, the meanings ascribed to them in the Existing Credit Agreement. This opinion letter is furnished pursuant to Section 14(b) of the Incremental Amendment.

As such counsel, in connection with the opinions expressed below, we have examined and relied on originals or copies of each of the following documents (the documents listed as items (a) through (d), below, are referred to collectively as the “Reviewed Documents”):

(a)	an execution copy of the Incremental Amendment;

(b)	a copy of the Existing Credit Agreement in the form originally executed;

(c)	an execution copy of the Reaffirmation Agreement, dated as of the date hereof (the “Reaffirmation Agreement” and, together with the Incremental Amendment, the “Incremental Credit Documents”), among Borrower, Holdings, the subsidiaries of Borrower listed therein and JPMorgan Chase Bank, N.A., as the Administrative Agent, Swing Line Lender and L/C Issuer; and

(d)	copies of the Security Agreement and the Guaranty (together with the Amended Credit Agreement and the Reaffirmation Agreement, the “Credit Documents”) in the form originally executed.

We have also examined and relied upon the accuracy of the representations and warranties as to factual matters contained in and made pursuant to the Reviewed Documents and have examined and relied upon the originals, or copies of such records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. As to certain factual matters with respect to our opinion, we have examined, and have relied upon the accuracy of, certificates from officers or other representatives of Holdings, Borrower and the Intermediate Holding Companies (collectively, the “Officers’ Certificates”), and upon certificates or written or oral statements of public officials. In all such examinations, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures on original documents and the conformity to such original documents of all copies submitted to us as certified, conformed, photographic, facsimile, electronic or telecopied copies, the legal capacity of all natural persons, and as to certificates, facsimile, electronic and oral statements or confirmations given by public officials, we have assumed the same to have been properly given and to be accurate when given and to have remained accurate through the date hereof. In addition and without limiting the foregoing, we have, with your permission and without any independent investigation, assumed the following in connection with the opinions rendered below:

(i) that all parties to the Reviewed Documents (other than Holdings, Borrower and the Intermediate Holding Companies) are duly organized and validly existing and have the power and authority (corporate and otherwise) to execute, deliver and perform their obligations under such documents;

(ii) that the Reviewed Documents have been duly authorized, executed and delivered by all parties thereto (other than Holdings, Borrower and the Intermediate Holding Companies), and constitute the legal, valid and binding obligations of all the parties thereto (other than Holdings, Borrower and the Intermediate Holding Companies);

(iii) that the Reviewed Documents are legal, valid, and enforceable under the laws of all jurisdictions applicable thereto; and

(iv) that the terms and conditions of the Reviewed Documents have not been amended, modified or supplemented by any other agreement, action or understanding of the parties and there has been no waiver of any of the provisions of any of the Reviewed Documents material to this opinion.

All statements made in this opinion “to our knowledge,” “to our actual knowledge” or similar statements with respect to knowledge are made solely to the actual knowledge of the attorneys of this firm who are directly involved in representing Holdings, Borrower and the Intermediate Holding Companies. We have not performed a docket search of any judicial or administrative body. We have not undertaken any investigation to determine the existence or absence of such facts, and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise.

Based upon and subject to the foregoing and subject also to the additional assumptions, qualifications, limitations and exceptions set forth below, we are of the following opinions:

1. Based solely upon the certificates attached as Exhibit A hereto, each of Holdings, Borrower, SCA Surgery Holdings, LLC, SC Affiliates, LLC, ASC Network LLC, eCode Solutions, LLC, Surgery Centers-West Holdings, LLC, National Surgery Centers, LLC, Surgery Center Holding, LLC, and Surgical Health, LLC (collectively, the “LLCs”) is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and, based solely on the certificates attached hereto as Exhibit B, each of the LLCs listed on Exhibit B is authorized to transact business as a foreign limited liability company in the state of Alabama.

2. Based solely upon the certificates attached as Exhibit C hereto, (1) Surgical Holdings, Inc. is validly existing as a corporation in good standing under the laws of the State of Delaware; and (2) Surgical Center of Tuscaloosa Holdings, Inc. is validly existing as a corporation in good standing under the laws of the State of Alabama.

3. Each of Holdings, Borrower, and the Intermediate Holding Companies has the limited liability company or corporate power, as applicable, to own its properties and conduct its business as now conducted. Each of Holdings, Borrower and the Intermediate Holding Companies has the limited liability company or corporate power, as applicable, to enter into the Incremental Credit Documents and to perform its obligations thereunder.

4. The execution and delivery of the Incremental Credit Documents has been duly authorized by all necessary limited liability company or corporate action, as applicable, of each of Holdings, Borrower and the Intermediate Holding Companies.

5. The performance by each of Holdings, Borrower and the Intermediate Holding Companies of their respective obligations in the Incremental Credit Documents will not result in a violation of the Certificates of Formation or Limited Liability Company Agreements of the LLCs, or the Certificate of Incorporation or By-Laws of Surgical Holdings, Inc. or the Articles of Incorporation or Bylaws of Surgical Center of Tuscaloosa Holdings, Inc., respectively.

The opinions expressed herein are limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein. In no way limiting the generality of the foregoing, no opinions are expressed herein regarding the enforceability of the Reviewed Documents or any of the provisions thereof. Further, no opinions are expressed herein concerning the title, rights or interests of any Person to any real or personal property (or any interest therein) or collateral or the creation, validity, enforcement, attachment, perfection or priority of any security interest, lien, mortgage, assignment or pledge, including any granted pursuant to any of the Reviewed Documents. The opinions expressed herein are as of the date hereof, and we assume no obligation to update or supplement these opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur. The opinions expressed herein are further limited in all respects to the internal laws of the State of Alabama, the Delaware Limited Liability Company Act, and the Delaware General Corporation Law, and no opinion is expressed herein with respect to the federal law of the United States or the laws of any other jurisdiction or to the local laws, ordinances or rules of any municipality, county or political subdivision of the State of Alabama.

This opinion is furnished to you for your benefit only, and no other Person shall be entitled to rely on this opinion without our express written consent in each instance, on the condition and understanding that: (i) this letter speaks only as of the date hereof; (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware; and (iii) any such reliance by a future transferee must be actual and reasonable under the circumstances existing at the time of transfer, including any changes in law, facts or any other developments known to or reasonably known by the transferee at such time. Subject to the foregoing, this opinion letter is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with or disclosed to any governmental agency or other person, without our prior written consent except as required otherwise by applicable law, rule, regulation or order of any court or regulatory authority. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, a permitted transferee who becomes a party to the Amended Credit Agreement as a Lender thereunder on or prior to the 30th day after the date of this opinion letter. The opinions expressed herein are, however, rendered on and as of the date hereof, and we assume no obligation to advise you or any such transferee or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein

Yours very truly,

SCHEDULE I

Intermediate Holding Companies

SCA Surgery Holdings, LLC

Surgical Holdings, Inc.

SC Affiliates, LLC ASC

Network, LLC eCODE

Solutions, LLC

Surgery Centers-West Holdings, LLC

Surgical Center of Tuscaloosa Holdings, Inc.

National Surgery Centers, LLC

Surgery Center Holding, LLC

Surgical Health, LLC

Exhibit A

Certificate of Existence:	Jurisdiction
ASC Acquisition, LLC	DE

Surgical Care Affiliates, LLC	DE

SCA Surgery Holdings, LLC	DE

SC Affiliates, LLC	DE

ASC Network, LLC	DE

eCODE Solutions, LLC	DE

Surgery Centers-West Holdings, LLC	DE

National Surgery Centers, LLC	DE

Surgery Center Holding, LLC	DE

Surgical Health, LLC	DE

Exhibit B

Certificate of Foreign Qualification:	Jurisdiction
ASC Acquisition, LLC	AL

Surgical Care Affiliates, LLC	AL

SCA Surgery Holdings, LLC	AL

SC Affiliates, LLC	AL

ASC Network, LLC	AL

Surgery Centers-West Holdings, LLC	AL

National Surgery Centers, LLC	AL

Surgery Center Holding, LLC	AL

Surgical Health, LLC	AL

EXHIBIT B-2

Exhibit C

Certificate of Existence/Good Standing	Jxn
Surgical Center of Tuscaloosa Holdings, Inc.	AL

Surgical Holdings, Inc.	DE